EXHIBIT 32.3

CERTIFICATION BY ARTHUR V. TUCKER, JR.
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Vice President and Controller of Chemed Corporation (“Company”), does hereby certify that:

1)	the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2011 (“Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	August 5, 2011	/s/ Arthur V. Tucker, Jr.
Arthur V. Tucker, Jr.
(Vice President and Controller)

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